


                                                                  Number                Days
Description                                  Date               of Shares           Outstanding

Common stock issued in                     8/1/95 to                 3,5000,000         153                 535,500,000
acquisition of assets                      12/31/95
                                                                                                                  / 153
                                                                                                     ------------------
 Weight average shares outstanding for the five months
         ended December 31, 1995                                                                             3,500,000
                                                                                                     ==================



                                                                  Number                Days
Description                                  Date               of Shares           Outstanding

Beginning Common Stock                     1/1/96 to                  3,500,000         180                 630,000,000
                                            6/28/96

Issuance of Common Stock                  6/29/96 to                  3,645,833          94                 342,708,302
                                            9/30/96
                                                                                                            972,708,302

                                                                                                                  / 274
                                                                                                     ------------------
Weight average shares outstanding for the nine months
         ended September 30, 1996                                                                            3,550,030
                                                                                                     ==================



                                                                 Number               Days
Description                                  Date               of Shares          Outstanding

Beginning Common Stock                     8/1/95 to                 3,500,000         333                1,165,500,000
                                            6/28/96

Issuance of Common Stock                  6/29/96 to                 3,645,833          94                  342,708,302
                                            9/30/96
                                                                                                          1,508,208,302

                                                                                                                  / 427
                                                                                                   --------------------
Weight average shares outstanding for the period from August 1, 1995
         through September 30, 1996                                                                           3,532,104
                                                                                                   ====================

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